Investor Presentation June 30, 2018 John Biggs President & Chief Executive Officer Laura Tarantino Executive Vice President & Chief Financial Officer

Forward‐Looking Statement This communication contains a number of forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward‐looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. All statements contained in this communication that are not clearly historical in nature are forward‐looking, and the words such as "anticipate," "believe," “continue,” "could," "estimate," "expect," “impact,” "intend," "seek," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases are generally intended to identify forward‐looking statements. These forward‐looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward‐ looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward‐looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S‐1filedwiththeSecurities and Exchange Commission (“SEC”). The risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the followingfactors:businessand economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; the occurrence of significant natural or man‐made disasters, including fires, earthquakes, and terrorist acts; our management of risks inherent in our real estate loan portfolio, and the risk of a prolonged downturn in the real estate market; our ability to achieve organic loan and deposit growth and the composition of such growth; the fiscal position of the U.S federal government and the soundness of other financial institutions; changes in consumer spending and savings habits; technological and social media changes; the laws and regulations applicable to our business; increased competition in the financial services industry; changes in the level of our nonperforming assets and charge‐offs; our involvement from time to time in legal proceedings and examination and remedial actions by regulators; the composition of our management team and our ability to attract and retain key personnel; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems; and potential exposure to fraud, negligence, computer theft and cyber‐crime. The Company can give no assurance that any goal or expectation set forth in forward‐looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. These forward‐ looking statements are made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update any forward‐looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by law. 2

Use of Non‐GAAP Financial Measures This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non‐GAAP financial measures. The Company’s management uses these non‐GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non‐GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and changes in the current period. The Company’s management also believes that investors find these non‐GAAP financial measures useful as they assist investors in understanding our underlying operations performance and the analysis of ongoing operating trends. However, the non‐GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non‐GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non‐GAAP financial measures we have discussed herein when comparing such non‐GAAP financial measures. Below is a listing of the non‐GAAP financial measures used in this investor presentation. • Pro forma net income, return on average assets, return on average equity and per share amounts are calculated by adding back our franchise S Corporation tax to net income, and using a combined C Corporation effective tax rate for Federal and California income taxes of 42.0%. This calculation reflects only the changes in our status as an S Corporation and does not give effect to any other transaction. Efficiency ratio is defined as noninterest expenses divided by operating revenue, which is equal to net interest income plus noninterest income. • Tangible book value and tangible stockholders’ equity to tangible assets are non‐GAAP measures that exclude the impact of goodwill and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill vary extensively from company to company, we believe that the presentation of these non‐GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation to these non‐GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this investor presentation. 3

2014: Luther Burbank’s More Than 34‐Year History Issued $95 million in senior  notes with a 6.50% fixed  1983: 1996: 2000: coupon to refinance the  Luther Burbank S&LA was  Completed acquisition of  Converted to a federal  notes issued between 2009  chartered in Santa Rosa, CA;  New Horizon S&LA, our only  savings association and  and 2011 an initial $2 million is the  acquisition changed our name to Luther  only equity raise, prior to our  Burbank Savings 2016: recent IPO, in our 34‐year  1996‐2006: Converted to a state‐ history Migration to apartment  2006: chartered commercial bank  lending; expanded products  Issued $61.9 million in notes  (OCC to FDIC) to include jumbo single‐ related to Trust Preferred  1983‐1989: 2017: family lending Securities Specialty CRE lender  Q3 ‐ Completed $626 million  including land, C&D, joint  2009 ‐ 2011: MFR securitization;  ventures and commercial Issued $62.7 million in senior  Q4 – Closed IPO at $10.75  notes with a 9.875% fixed  per share & raised $138  coupon to friends and family million net proceeds or $98  million after special dividend 1980’s 1990’s 2000’s 2010’s 1983: 1996: 2000: 2010: Opened Santa Rosa Opened San Rafael Opened Los Altos Opened Beverly Hills Total Deposits: $1.1bn Total Deposits: $527mm Total Deposits: $299mm Total Deposits: $363mm 2007: 2012: Opened Encino Opened San Jose Total Deposits: $417mm Total Deposits: $154mm 2008: 2015: Opened Toluca Lake Opened Long Beach Total Deposits: $249mm Total Deposits: $178mm 2009: 2018: Opened Pasadena Opened Bellevue  Total Deposits: $280mm Total Deposits: $5mm Note: Branch deposits as of 06/30/2018 4

Franchise Overview and Financial Highlights Our Small Network of Large Branches Financial Highlights 06/30/2018(1)  10 #Branch Location Date June 30, 2018 Total Assets ($mm) $6,510 WA Established Deposits ($mm) Total Loans HFI ($mm) $5,735 1Santa Rosa Oct. 1983 1,140.7 2San Rafael Sep. 1996 526.7 Total Deposits ($mm) $4,592 3 Encino Aug. 2007 417.0 Loans / Deposits 125% 4 Beverly Hills Jul. 2010 362.7 Tangible Book Value / Tang. Assets 8.6% OR 5Los Altos Aug. 2000 299.0 6 Pasadena May 2009 279.8 Leverage Capital Ratio 9.9% 7Toluca Lake Jan. 2008 248.7 Total Risk‐Based Capital Ratio 17.3% 8Long Beach Jun. 2015 178.2 Total CRE Loans(2) / Total Risk‐Based  533% 9San Jose Jun. 2012 153.7 Capital 10 Bellevue Jun. 2018 5.0 ROAA  0.73%       Brokered Deposits 562.6 ROAE  7.99%       Online/ Business Banking 418.1 A Manhattan Beach 980.7 Net Interest Margin 2.05% 11 22 Total Deposits 4,592.2 San Francisco EPS – Fully Diluted $0.39 55 99 Branch  (10) Loan Production Office (9) Efficiency Ratio 46.7%  CA * Highlighted counties indicate current lending markets Noninterest Expense / Avg. Assets 0.97%  NPAs / Assets 0.07% 33  476   67 4 Los Angeles ALLL / Loans HFI 0.58% A 8 Full‐Time Equivalent Employees 271 (1) Financial data as of or for the six months ended 06/30/2018.  See  non‐GAAP reconciliation in Appendix hereto. (2) Includes  multifamily residential, commercial real estate, and construction  loans. 5

Key Highlights 1 1. History of Profitability History of  Recorded consecutive quarterly profits since our second  Profitability quarter of operations  Survived and prospered through numerous economic cycles  during our more than 34‐year history 2. Well‐Positioned in Strategic Markets  West Coast gateway cities in supply‐constrained markets  6 2 with strong job growth and limited affordable housing Efficient Well‐Positioned in   Achieve deeper penetration of our lending and deposit  Operations Strategic Markets gathering operations in our attractive West Coast markets  Expand into contiguous markets on the West Coast to  complete our Seattle to San Diego footprint 3. Demonstrated Organic Growth Engine  Multifamily: professional real estate investors focused on  investing in stable, cash‐flowing assets  Single Family: primary residence, second home or  investment property  Retail Deposits: strong base built on a high level of service,  competitive rates and our reputation for strength and  security 4. Strong Management Team and Robust Infrastructure 5 3  Led by President & CEO John Biggs (30+ years of banking  Demonstrated Strong experience) Organic Growth Asset Quality  Invested heavily in people and infrastructure over the last  Engine four years 5. Strong Asset Quality  Our most important focus  4 Strict, quality oriented underwriting and credit monitoring  Strong processes Management Team and   0.07% NPAs / Total Assets Robust Infrastructure 6. Efficient Operations  Maintain a small network of large branches ($360 million  avg. branch size)  46.7% efficiency ratio, 0.97% noninterest expense / average  Note: Financial data as of or for the six months ended 06/30/2018.  See non‐GAAP reconciliation in Appendix hereto. assets and 271 FTEs 6

Top Multifamily Lenders in the United States Top 25 Banks and Thrifts by Multifamily Loans Source: SNL Financial. (1) Represents delinquent multifamily loans as a percentage of total multifamily loans.  Delinquent loans include 30+ days past due and nonaccrual loans. (2) Includes all U.S. commercial banks, savings banks and savings and loan associations. 7

Luther Burbank Peer Group  Includes all major exchange‐traded banks and thrifts nationwide with:  Total assets $1 billion ‐ $100 billion  Multifamily loans > $1 billion  Multifamily loans / total loans > 20% (1) (2) General Information Profitability Capital & Balance Sheet Ratios Bal.Asset Sheet Quality Growth Total NPA /NCO /GrossTotal Total Multifamily Yield on Cost of NIE / Avg. Eff. TCE  / Leverage Capital Loans // LLRLoans  Avg. Loans Deposits Assets Loans ROAA ROAE NIM Loans Deposits Assets Ratio TA Ratio Ratio Deposits Loans + OREO Loans CAGR CAGR Institution Name Ticker State ($bn) ($bn) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) Luther Burbank Corporation LBC CA 6.0 3.1 0.76 7.90 2.11 3.61 1.19 1.01 46.7 9.1 10.6 18.2 129 0.60 0.22 (0.01) 14.0 8.6 Peer Group: 1. Dime Community Bancshares, Inc. DCOM NY 6.3 4.3 0.93 9.77 2.47 3.68 0.98 1.36 54.5 8.8 8.8 14.8 124 0.39 0.18 0.00 9.3 17.0 2. First Foundations, Inc. FFWM CA 4.8 2.3 0.76 8.88 2.97 3.96 0.66 2.47 66.3 7.9 8.3 12.3 108 0.49 0.33 0.01 46.8 50.5 3. Flushing Financial Corporation FFIC NY 6.5 2.3 0.71 8.62 2.79 4.21 1.05 1.94 68.2 8.0 8.9 14.0 113 0.39 0.50 (0.00) 10.8 9.4 4. Grandpoint Capital, Inc. GPNC CA 3.3 0.7 1.09 9.92 3.83 4.76 NA 2.25 57.9 9.2 9.5 11.8 98 0.79 0.48 0.04 5.5 0.1 5. Investors BanCorp, Inc. ISBC NJ 25.2 8.0 0.93 7.42 2.82 4.05 0.86 1.62 55.4 11.9 12.2 16.1 124 1.12 0.76 0.05 10.0 9.9 6. Kearny Financial Corp. KRNY NJ 4.9 1.5 0.44 2.17 2.41 3.73 0.92 1.85 72.3 18.3 18.2 27.0 109 0.90 0.56 0.03 20.8 7.0 7. Marquette National Corporation MNAT IL 1.6 0.4 0.98 10.69 3.46 NA 0.18 3.10 77.5 7.2 9.0 16.4 86 1.13 1.83 0.01 5.8 1.0 8. New York Community Bancorp, Inc. NYCB NY 49.7 28.7 0.87 6.28 2.42 3.70 1.00 1.14 47.3 8.1 9.5 14.4 133 0.41 0.25 0.07 2.6 1.0 9. Northfield Bancorp, Inc. NFBK NJ 4.1 1.9 1.03 6.53 2.89 3.99 0.72 1.69 57.0 15.0 15.3 18.7 108 0.83 0.72 0.00 16.0 19.7 10. Opus Bank OPB CA 7.3 2.7 0.70 5.05 3.16 4.25 0.47 2.41 64.4 8.9 9.5 14.9 87 1.30 1.22 0.92 7.9 15.4 11. Oritani Financial Corp. ORIT NJ 4.1 1.8 1.30 9.85 2.74 3.97 1.07 0.95 34.4 13.4 13.2 15.5 122 0.85 0.35 (0.01) 9.9 16.6 12. Peapack‐Gladstone Financial Corporation PGC NJ 4.3 1.4 1.01 10.54 2.76 3.78 0.77 2.19 59.3 9.2 9.5 15.3 104 1.02 0.63 (0.00) 16.6 14.3 13. Provident Financial Holdings, Inc. PROV CA 1.2 0.5 0.59 5.76 3.21 4.10 0.38 4.33 86.7 10.2 10.3 18.7 98 0.76 3.01 0.02 ‐1.3 0.6 14. Signature Bank SBNY NY 44.4 15.0 0.31 3.43 2.97 3.91 0.64 1.27 42.2 8.9 9.5 13.5 95 0.62 0.56 1.54 20.6 14.2 15. Waterstone Financial, Inc. WSBF WI 1.8 0.6 1.55 6.80 3.15 4.48 0.94 6.64 77.7 21.6 22.3 30.0 135 0.91 0.90 0.00 5.3 3.8 Average: 0.88 7.45 2.94 4.04 0.76 2.35 61.4 11.1 11.6 16.9 110 0.79 0.82 0.18 12.4 12.0 Median: 0.93 7.42 2.89 3.98 0.81 1.94 59.3 9.2 9.5 15.3 108 0.83 0.56 0.01 9.9 9.9 Source: SNL Financial. GAAP data when available, otherwise FR Y‐9C’s and bank call reports as of or for the three months ended 03/31/2018.  Note that SNL earnings ratios may differ from Company as SNL annualizes one  quarter rather than using data for 12 months and SNL does not pro forma C Corporation earnings for S Corporations.  (1) Non‐performing assets (“NPA”) includes performing troubled debt restructurings. (2) Compound annual growth rate (“CAGR”) from 12/31/2014 to 3/31/2018. 8

Our Lending Business Multifamily Residential Loans Single‐Family Residential Loans Property Types: Markets:  Both owner‐occupied and investor owned  High barrier to entry for new development; little land to develop Broker Network:  Limited supply of new housing  Primarily third party mortgage brokers with the intention of   High variance between cost to own and rent retaining these loans in our portfolio Deals: Originations:  Stabilized and seasoned assets  Majority are for purchase transactions  Older, smaller properties with rents at/below market levels,   Also provide refinancing catering to lower and middle income renters Underwriting Focus: Sponsors:  Debt ratios  Experienced real estate professionals who desire regular   Loan to Value income/cash flow streams and are focused on building wealth   Credit scores steadily over time  Borrower’s liquidity and cash reserves Multifamily Portfolio Highlights Single‐Family Portfolio Highlights  $1.6 million average loan balance  $901 thousand average loan balance  16 units average  63.9% average loan‐to‐value ratio  56.8% average loan‐to‐value ratio  751 average credit score  1.56x average debt service coverage ratio 0.07% NPAs / Assets 0.08% NPLs / Loans Note: Data as of 06/30/2018. 9

Our Lending Products Multifamily / Commercial Real Estate Lending Single‐Family Residential Lending  First Mortgages  First Mortgages  Hybrid Structures  Hybrid Structures • 25‐ or 30‐year amortization • 30‐ or 40‐year amortization • 10‐, 25‐ or 30‐year maturities • 30‐ or 40‐year maturities • 3‐, 5‐ or 7‐year fixed rate periods • 3‐, 5‐ or 7‐year fixed rate periods  Interest Only Option  Full Documentation • Lower loan‐to‐value ratios  Purchase or Refinance Transactions • Underwrite at amortizing payment  Primary Residence, Second Home or Investor  programs  Investor‐Owner Purchase or Refinance  Grow Program • First‐time homebuyer 10

Loan Portfolio Historical Loan Growth Loan Portfolio Composition 3.65% yield on loans; 3.94%  weighted average coupon(1) Multifamily Loans by Lending Area Single‐Family Loans by Lending Area (1) As of or for the six months ended 06/30/2018. 11

Asset Quality Nonperforming Assets(1) / Total Assets Culture Approach Results  Risk management is a core competency of   Continuous evaluation of risk & return  06/30/2018 NPAs / Total Assets of 0.07%;  our business NPLs / Total Loans of 0.08%  Strict separation between business   Extensive expertise among our lending  development and credit decisions  NPAs and loans 90+ days past due to total  and credit administration staff and  assets are at depressed levels and  are cut   Vigilant response to adverse economic  executive officers in half since 2014 conditions and specific problem credits  Credit decisions are made efficiently and   Only one foreclosure in the past three   Strict, quality oriented underwriting and  consistent with our underwriting  years credit monitoring processes standards (1) Excludes performing troubled debt restructurings. 12

LOAN ORIGINATION VOLUME AND RATES Q2 4.65% Q1 4.31% Pipeline: • Total loan pipeline at June 30, 2018 is $349.0 million ($229.5 million CRE at 4.677% WAC, $113.8 million SFR at 5.10% WAC & $5.7 million  Construction at 5.950% WAC). A portion of our pipeline will ultimately fallout/not fund and loans without rate locks are subject to  ongoing rate increases/ decreases.   13

CRE Loan Origination Composition Quarterly and YTD Loan Volume & WAC ($ in millions) 4.739% 6.5% 4.788% 8.1% 4.582% 15.4% 5.350% 0.4% 4.840% 7.9% 4.340% 13.3% 4.512% 70.0% 4.270% 78.4% 12 Months Ended December 31, 2017 6 Months Ended June 30, 2018 4.491% 4.200% 4.765% 4.730% 4.810% 4.600% 3.970% 4.408% 14

SFR Loan Origination Composition Quarterly and YTD Loan Volume & WAC ($ in millions) 4.652% 24.4% 4.198% 37.8% 5.15% 4.820% 75.6% 4.341% 62.2% 12 Months Ended December 31, 2017 6 Months Ended June 30, 2018 4.394% 3.990% 4.622% 3.910% 15

Deposit Composition Historical Deposit Growth & Portfolio Composition Deposit Breakdown by Branch #Branch Location Date June 30, 2018 Established Deposits ($mm) 1Santa Rosa Oct. 1983 1,140.7 2San Rafael Sep. 1996 526.7 3 Encino Aug. 2007 417.0 4 Beverly Hills Jul. 2010 362.7 5Los Altos Aug. 2000 299.0 6 Pasadena May 2009 279.8 7Toluca Lake Jan. 2008 248.7 8Long Beach Jun. 2015 178.2 9San Jose Jun. 2012 153.7 10 Bellevue Jun. 2018 5.0       Brokered Deposits 562.6       Online/ Business Banking 418.1 A Manhattan Beach 980.7 1.28% cost of total deposits(1) Total Deposits 4,592.2 (1) For the six months ended 06/30/2018. 16

Deposit Growth/Balance  Quarterly Trend $478.1 $162.8 $87.8 $60.5 $182.2 (1) Business/online includes $23.4 million of brokered/wholesale funds, sourced by the unit.  17

Deposit Growth/Balance Continued  Interest vs Noninterest Bearing ($ in millions)  1Q 2018  2Q 2018  Total Deposit  Growth Growth YTD 2018 Balance % of Portfolio Business/Online      Interest Bearing$            101,513 $                       47,199 $       148,712 $                 373,918 8.1%      Noninterest Bearing                  (2,240)                          38,699             36,459                       67,541 1.5% Total Business/Online Accounts                 99,273                          85,898          185,171                    441,459 9.6% Branches      Interest Bearing                 63,513                        392,232          455,745                 4,150,695 90.4% Total Branch Accounts                 63,513                        392,232          455,745                 4,150,695 90.4% Total Interest Bearing                165,026                        439,431          604,457                 4,524,613 98.5% Total Noninterest Bearing                   (2,240)                          38,699             36,459                       67,541 1.5% Total Deposit Growth$            162,786 $                     478,130 $       640,916 $              4,592,154 100.0% 18

Business/Online Composition By Vertical  December 31, 2017 June 30, 2018 1.572% 1.572% 1.082% 0.830% 1.220% Balances include $256.3 million sourced by Business/Online unit  Balances include $441.5 million sourced by Business/Online unit  and $23.1 million sourced by Branches.  and $24.8 million sourced by Branches.  (1) Represents brokered funds sourced by Business Banking.  Total Bank brokered deposits at June 30, 2018 are $562.6 million or  12.25% of total deposits. 19

Efficient Operations Result in Consistent Profitability Return on Average Assets(1) Return on Average Equity(1) Net Interest Margin Efficiency Ratio (1) Net income adjusted for C‐Corp status; prior to 2018 assumes 42% tax rate.  See non‐GAAP reconciliation in Appendix hereto. 20

Interest Rate Risk Analysis On a quarterly basis, the Company measures and reports NII and EVE at Risk to isolate the change in income related solely to  interest earning assets and interest‐bearing liabilities. It models instantaneous parallel shifts in market interest rates, implied by  the forward yield curve over the next one year period. NII Impact EVE Impact Interest Rate Risk to Earnings (NII) Interest Rate Risk to Capital (EVE) June 30, 2018 June 30, 2018 Change in ($ in millions) Change in ($ in millions) Interest Rates $ Change % Change Interest Rates $ Change % Change (basis points) NII NII (basis points) EVE EVE + 400 BP (42.4) (33.0%) + 400 BP (377.3) (64.3%) + 300 BP (28.4) (22.1%) + 300 BP (251.3) (42.9%) + 200 BP (16.1) (12.5%) + 200 BP (146.1) (24.9%) + 100 BP (7.0) (5.4%) + 100 BP (62.2) (10.6%) ‐ 100 BP 9.4 7.3% ‐ 100 BP 48.8 8.3% 21

Deposits ‐ Cost of Funds Comparison 22

Liquidity Management Securities Portfolio As of June 30, 2018 Book Value % of ($000) Total Available‐for‐Sale: Residential mortgage‐backed securities 399,950 67.2% Agency bonds 116,299 19.5% Residential collateralized mortgage obligations 42,792 7.2% SBA securities 11,613 2.0% CRA Qualified Investment Fund (CRAIX) 11,416 1.9% U.S. Treasury 10 year note 965 0.2% Total Available‐for‐Sale 583,035 98.0% Held‐to‐Maturity: Residential mortgage‐backed securities 11,733 2.0% Other Investments 276 0.0% Total Held‐to‐Maturity: 12,009 2.0% Total Investment Securities 595,044 100.0% Other Borrowings Amount Outstanding  Cost of  Type 6/30/2018 Borrowings (1) FHLB Advances $1.151 billion 1.99% Senior Notes $94 million 6.70% Trust Preferred  $62 million 3.41% (1) For the six months ended 06/30/2018 23

Executive Management  John G. Biggs. Mr. Biggs serves as our President and Chief Executive Officer. He leads the Executive Committee and is a member of the Bank’s board of directors. During his 30‐plus year tenure with the Bank, Mr. Biggs has held the positions of Chief Financial Officer and Chief Operating Officer, before assuming his current role in September 2007. Since becoming President and Chief Executive Officer, Mr. Biggs has spearheaded the initiatives that have seen our total assets increase from $2.7 billion at December 31, 2007 to $6.5 billion at June 30, 2018, equity increase from $182.4 million to $562.2 million over that period, expansion of the branch network in Northern and Southern California from three branches to ten, establishment and expansion of our headquarters infrastructure in Santa Rosa and Manhattan Beach, and our entry into the Seattle market, in which we have over $674.7 million in loans as of June 30, 2018. A Certified Public Accountant (inactive), Mr. Biggs previously served as Vice President of Finance and Controller for Columbus Marin Savings & Loan Association and as a public accountant specializing in auditing broker/dealers for the firms of Arthur Andersen, San Francisco, and KPMG LLP, Los Angeles. Mr. Biggs graduated summa cum laude in Accounting from Woodbury University. Robert Armstrong, III. Mr. Armstrong joined the Bank in January 2016, and currently serves as Executive Vice President and Chief Banking Officer. Mr. Armstrong is responsible for expanding the Bank’s deposit offerings and creating greater access to its products and services, including deposit generation across commercial and consumer online banking platforms, as well as business banking activities. Prior to joining us, Mr. Armstrong served as Senior Vice President of Business Banking at BofI Federal Bank from October 2013 to December 2015 and a Senior Partner at Cappetta Capital from 2010 to 2013. Mr. Armstrong’s background also includes positions as CEO/President of San Diego Private Bank, Market President at US Bank and Managing Director at Bank of America. Mr. Armstrong holds a B.S. in Economics from the University of California, Los Angeles. John A. Cardamone. Mr. Cardamone joined the Bank as Chief Credit Officer in 2014. He oversees the Bank’s credit and special assets activities as well as loan operations; he is also a member of the Bank’s Executive Committee. Prior to joining the Bank, Mr. Cardamone served as Senior Vice President & DivisionalCredit Manager – Commercial Real Estate at Bank of the West from 2008 until joining the Bank, Chief Credit Officer at GreenPoint Mortgage, Senior Vice President – Global Risk Management at GE Capital’s Mortgage Insurance Unit and Managing Director and Chief Credit Officer at the Federal Home Loan Bank of San Francisco. Mr. Cardamone holds an M.B.A. in Finance from The Wharton School at the University of Pennsylvania, an M.B.A. in Management from St. Mary’s College and a B.B.A. in Business Statistics from Temple University. 24

Executive Management Continued Tammy Mahoney. Ms. Mahoney joined the Bank as Chief Compliance Officer in early 2016 and was appointed Chief Risk Officer later that year. In her role, Ms. Mahoney oversees the Bank’s compliance, internal audit and risk management functions, including information security and project management; she is also a member of its Executive Committee. Prior to joining the Bank, Ms. Mahoney served as Senior Vice President of Enterprise Risk and Compliance at Opus Bankfrom August 2011 to December 2015; as Director, Risk Advisory Services at KPMG from June 1995 to August 2004; and as Associate National Bank Examiner with the Office of the Comptroller of the Currency. A Certified Regulatory Compliance Manager and Certified Internal Auditor, Ms. Mahoney holds a B.S. in Business Administration ‐ Finance from San Diego State University. Liana Prieto. Ms. Prieto joined as General Counsel of the Company and Bank in 2014. In this role she is responsible for leading a team of legal, human resources, Bank Secrecy Act, and third party risk management professionals; she is also a member of the Bank’s Executive Committee. Prior to joining us, Ms. Prietoservedas Associate and then Counsel at Buckley Sandler LLP from 2009 to 2014, and as a trial attorney in the Enforcement & Compliance Division of the Office of the Comptroller of the Currency. In addition to her role at the Company and Bank, Ms. Prieto serves as Vice Chair of the Enforcement, Insider Liability and Troubled Banks Subcommittee of the American Bar Association’s Business Law Section. She also serves on the American Association of Bank Directors’ Board of Advisors and on their General Counsel and Corporate Secretary Committee. Ms. Prieto holds a J.D. from Fordham Law School and a B.A. from Georgetown University. Laura Tarantino. Ms. Tarantino currently serves as Executive Vice President and Chief Financial Officer of the Company and Bank, a position she has held since 2006. In this role, she oversees all aspects of financial reporting including strategic planning, asset/liability management, taxation and regulatory filings; she is also a member of the Bank’s Executive Committee. Ms. Tarantino has over 26 years of experience with the Company and Bank, having joined as Controller in 1992. She previously served as Audit Manager for KPMG LLP, San Francisco specializing in the financial services industry. In addition to her role at the Company and Bank, Ms. Tarantino has served as an Audit Committee member for the Santa Rosa Council on Aging since 2012. Ms. Tarantino is a California Chartered CPA (inactive)and earned a B.S. in Business Administration – Finance & Accounting with summa cum laude honors from San Francisco State University. 25

Board of Directors John C. Erickson. Mr. Erickson has more than 30 years of financial services experience. Most recently, he served as President, Consumer Banking and President, California, for CIT Group, Inc. (2016). Until 2014, he served for over 30 years at Union Bank, N.A.. He held a number of senior roles across the firm, culminating in two vice chairman positions (Chief Risk Officer and Chief Corporate and Banking Officer). As Chief Corporate Banking Officer, he oversaw commercial banking, real estate, global treasury management, wealth management and global capital markets. He was a director of Zions Bancorporation (NASDAQ: ZION) from 2014 to 2016, and chair of that board’s risk committee, as well as a member of the audit committee. We believe Mr. Erickson’s extensive banking experience, leadership and board experience qualify him to serve on our board of directors. Jack Krouskup. Mr. Krouskup, a certified public accountant (inactive), has more than 35 years’ experience serving customers in a variety of industries. At Deloitte, LLP, or Deloitte, he served as partner‐in‐charge of the company’s Northern California financial services practice and also served on Deloitte’s financial services advisory committee. Mr. Krouskup has years of boardroom experience representing Deloitte with numerous global and highly complex organizations. Consequently, he has an extensive corporate governance background and deep familiarity with board and audit committee best practices. Mr. Krouskup retired from Deloitte in 2011. He currently serves on the board of directors of Verity Health System and on the Board of Trustees of the University of California, Santa Barbara, Alumni Association board of directors. We believe Mr. Krouskup’s extensive experience as an auditor enhances the skill set of our board. Mr. Krouskup qualifiesasan‘‘audit committee financial expert’’ as defined in SEC rules, and the financial sophistication requirements of NASDAQ’s listing requirements. Anita Gentle Newcomb. Ms. Newcomb’s experience spans over three decades in the financial services industry as a commercial banker, investment banker, and strategic consultant. She has advised a range of banks and financial services companies on a wide range of corporate development initiatives from strategic planning, consumer and business banking strategy, and corporate governance best practices, to mutual conversions and valuing and structuring acquisitions. Ms. Newcomb is president of A.G. Newcomb & Co., a financial services consultancy. She also served on the board of the Federal Reserve Bank of Richmond – Baltimore Branch from 2010 through 2015. Ms. Newcomb is a member of the Advisory Board of the American Association of Bank Directors’ Institute for Bank Director Education. She is also a certified public accountant (inactive). We believe Ms. Newcomb’s broad financial services consulting and strategic planning expertise bring a valuable perspective to our board and qualifies her to serve on our board of directors. 26

Board of Directors Continued Bradley M. Shuster. Mr. Shuster currently serves as Chairman of the board of directors and Chief Executive Officer of NMI Holdings, Inc. and its principal subsidiary, National Mortgage Insurance Corporation, positions he has held since 2012. From 2008 to 2011, Mr. Shuster has held various consulting positions assisting private investors with evaluating opportunities in the insurance industry. Mr. Shuster was an executive of The PMI Group, Inc., or PMI, from 1995 to 2008, whereheserved as president of International and Strategic Investments and chief executive officer of PMI Capital Corporation. Prior to that, he served as PMI’s executive vice president of Corporate Development and senior vice president, treasurer and chief investment officer. Before joining PMI in 1995, Mr. Shuster was a partner at Deloitte, where he served as partner‐in‐charge of Deloitte’s Northern California Insurance Practice and Mortgage Banking Practice. He is a member of the board of directors of McGrath Rentcorp (NASDAQ: MRGC), and serves as a member of its audit and governance committees. We believe Mr. Shuster’s substantial experience in leadership and management of a public company in the mortgage sector qualifies him to serve on our board of directors. Victor S. Trione. Mr. Trione serves as Chairman of the board of directors Luther Burbank Savings, a position he has held since founding Luther Burbank Savings and LoanAssociationin1983andoftheCompany.InadditiontoservingasChairman of the Company and Bank, Mr. Trione is President of Vimark, Inc., a real estate development and vineyard management company, and co‐proprietor of Trione Winery. Mr. Trione serves as Director and Chairman of the Executive Committee – Empire College; sits on the Advisory Board – Stanford Institute for Economic Policy Research; Board of Overseers – Stanford University’s Hoover Institution; serves as Trustee – Angela Merici and John Newman Foundation, Inc.; Trustee – U.S. Navy Memorial Foundation, Washington, D.C.; Director – Navy Supply Corps Foundation. As one of our founders, Mr. Trione brings continuity and deep historic knowledge of the Company to the board. Thomas C. Wajnert. Mr. Wajnert launched his career in 1968 with US Leasing, a NYSE‐listed company. For over 40 years, Mr. Wajnert has navigated the changing currents of the equipment leasing industry and built an impressive list of accomplishments, including serving as CEO and Chairman of AT&T Capital Corporation, an international, full‐service equipment leasing and commercial finance company, from 1984 to 1996. Mr. Wajnert also has extensive public company board experience at Reynolds American as Chairman and Solera, UDR, Inc., NYFIX, JLG Industries as a director. Mr. Wajnert also serves on the board of International Finance Group, one of the largest privately owned P&C insurance company in the U.S. For many years he served as a Trustee of Wharton’s Center for Financial Institutions. We believe Mr. Wajnert’s substantial experience in leadership of public companies, both as an executive and as a director, qualifies him to serve on our board of directors. 27

Appendix

Balance Sheet ($ in 000’s) As of June 30, December 31, 2018 (1) 2017 ASSETS Cash and cash equivalents $ 76,018 $ 75,578 Available for sale investment securities, at fair value 583,035 503,288 Held to maturity investment securities, at amortized cost (fair value of $11,725 and $6,925 at June 30, 2018 and December 31, 2017 respectively) 12,009 6,921 Loans held for sale 21,575 - Loans receivable, net of allowance for loan losses of $33,358 and $30,312 as of June 30, 2018 and December 31, 2017 respectively 5,701,559 5,011,235 Accrued interest receivable 18,310 14,901 Federal Home Loan Bank ("FHLB") stock, at cost 32,995 27,733 Premises and equipment, net 21,870 22,452 Goodwill 3,297 3,297 Prepaid expenses and other assets 39,565 38,975 Total assets $ 6,510,233 $ 5,704,380 LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: Deposits $ 4,592,155 $ 3,951,238 Federal Home Loan Bank advances 1,150,746 989,260 Junior subordinated deferrable interest debentures 61,857 61,857 Senior debt $95,000 face amount, 6.5% interest rate, due September 30, 2024 (less debt issuance costs of $772 and $839 at June 30, 2018 and December 31, 2017 respectively) 94,228 94,161 Accrued interest payable 3,304 1,781 Other liabilities and accrued expenses 45,763 56,338 Total liabilities $ 5,948,053 $ 5,154,635 Stockholders' equity: Common stock, no par value; 100,000,000 shares authorized; 56,559,655 and 56,422,662 shares issued and outstanding at June 30, 2018 and December 31, 2017 respectively 456,289 454,287 Retained earnings 113,673 102,459 Accumulated other comprehensive loss, net of taxes (7,782) (7,001) Total stockholders' equity $ 562,180 $ 549,745 Total liabilities and stockholders' equity $ 6,510,233 $ 5,704,380 (1) Unaudited 29

Income Statement ($ in 000’s, except per share data) For the Three Months Ended (1) For the Six Months Ended (1) June 30, June 30, June 30, June 30, 2018 2017 2018 2017 Interest income: Interest and fees on loans $ 51,343 $ 41,173 $ 97,906 $ 79,916 Interest and dividends on investment securities 3,343 1,863 6,061 3,516 Total interest income 54,686 43,036 103,967 83,432 Interest expense: Interest on deposits 14,560 9,058 26,492 17,371 Interest on FHLB advances 6,823 4,260 11,643 7,537 Interest on junior subordinated deferrable interest debentures 567 408 1,054 788 Interest on other borrowings 1,577 1,577 3,154 3,154 Total interest expense 23,527 15,303 42,343 28,850 Net interest income before provision for loan losses 31,159 27,733 61,624 54,582 Provision for (reversal of) loan losses 1,300 (6,481) 2,800 (6,172) Net interest income after reversal of provision for loan losses 29,859 34,214 58,824 60,754 Noninterest income: Increase in cash surrender value of life insurance 48 47 101 95 Loss on sale of loans - (693) - (856) FHLB dividends 509 562 1,103 1,195 Other income 260 285 638 649 Total noninterest income 817 201 1,842 1,083 Noninterest expense: Compensation and related benefits 9,199 9,523 18,818 19,720 Deposit insurance premium 467 431 899 829 Professional and regulatory fees 503 840 901 1,025 Occupancy 1,304 1,223 2,600 2,521 Depreciation and amortization 694 728 1,408 1,463 Data processing 807 797 1,595 1,587 Marketing 561 205 774 384 Other expenses 1,387 1,093 2,640 2,013 Total noninterest expense 14,922 14,840 29,635 29,542 Income before provision for income taxes 15,754 19,575 31,031 32,295 Provision for income taxes 4,528 654 8,703 1,079 Net income $ 11,226 $ 18,921 $ 22,328 $ 31,216 Basic earnings per common share $ 0.20 $ 0.45 $ 0.40 $ 0.74 Diluted earnings per common share $ 0.20 $ 0.45 $ 0.39 $ 0.74 Weighted average common shares outstanding - basic 56,190,970 42,000,000 56,190,970 42,000,000 Weighted average common shares outstanding - diluted 56,820,076 42,000,000 56,787,615 42,000,000 (1) Unaudited 30

Net Interest Margin ($ in 000’s) For the Six Months Ended For the Three Months Ended For the Three Months Ended June 30, 2018 June 30, 2018 March 31, 2018 Average Interest  Average  Average Interest  Average  Average Interest  Average  Balance Inc / Exp Yield/Rate (6) Balance Inc / Exp Yield/Rate (6) Balance Inc / Exp Yield/Rate (6) Interest‐Earning Assets Multifamily residential$  3,125,430 $   58,688 3.76%$  3,249,423 $ 30,758 3.79%$  3,000,059 $ 27,930 3.72% Single family residential    2,071,408      35,470 3.42%    2,132,806    18,664 3.50%    2,009,329    16,806 3.35% Commercial       129,752        3,070 4.73%       141,811      1,607 4.53%       117,559      1,463 4.98% Construction, land and NM         35,294           678 3.84%         32,204         314 3.90%         38,419         364 3.79% Total loans (1)    5,361,884    97,906 3.65%  5,556,244    51,343 3.70%  5,165,366   46,563 3.61% Securities available‐for‐sale       541,179        5,190 1.92%       558,051      2,807 2.01%       524,119      2,383 1.82% Securities held‐to‐maturity (2)        11,324         182 3.21%       12,095          94 3.11%       10,544         89 3.38% Cash and cash equivalents         86,557           689 1.59%       102,891         442 1.72%         70,041         246 1.40% Total interest‐earning assets $ 6,000,944 $ 103,967 3.47%$  6,229,281 $ 54,686 3.51%$  5,770,070 $ 49,281 3.42% Noninterest‐earning assets         79,749         80,806         78,681 Total Assets $ 6,080,693 $ 6,310,087 $ 5,848,751 Interest‐Bearing Liabilities Transaction accounts (3) $   220,784 $       790 0.72%$    216,938 $     382 0.70%$    224,674 $     407 0.72% Money market demand accounts    1,456,000        6,531 0.90%    1,404,954      3,217 0.92%    1,507,614      3,314 0.88% Time deposits    2,465,542      19,171 1.56%    2,654,169    10,961 1.65%    2,274,818      8,211 1.44%      Total deposits    4,142,326      26,492 1.28%    4,276,061    14,560 1.36%    4,007,106    11,932 1.19% FHLB advances    1,167,705      11,643 1.99%    1,264,250      6,823 2.16%    1,070,087      4,820 1.80% Senior debt         94,190        3,154 6.70%         94,206      1,577 6.70%         94,173      1,577 6.70% Junior subordinated debentures         61,857        1,054 3.41%         61,857         567 3.67%         61,857         487 3.15% Total interest‐bearing liabilities  $ 5,466,078 $   42,343 1.55%$  5,696,374 $ 23,527 1.65%$  5,233,223 $ 18,816 1.44% Noninterest‐bearing liabilities         55,792         52,752         58,867 Total stockholders' equity       558,823       560,961       556,661 Total liabilities and stockholders' equity $ 6,080,693 $ 6,310,087 $ 5,848,751 Net interest spread (4) 1.92% 1.86% 1.98% Net interest income/margin (5) $   61,624 2.05%$  31,159 2.00%$  30,465 2.11% (1) Loan balance includes portfolio real estate loans, real estate loans held for sale and non‐mortgage loans.  Non‐accrual loans are included in total loan balances.  No adjustment has been made for these loans in the  calculation of yields.  Interest income on loans includes amortization of deferred loan costs, net.  (2) Securities held to maturity include both interest and non‐interest bearing deposits.  (3) Transaction accounts include both interest and non‐interest bearing deposits. (4) Net interest spread is the average yield on total interest‐earning assets minus the average rate on total interest‐bearing liabilities.  (5) Net interest margin is net interest income divided by total average interest‐earning assets.  (6) Yields shown are annualized.   31

Non‐GAAP Reconciliation ($ in 000’s, except per share data) As of or For the Three Months Ended (1)  (1) As of or for the Six Months Ended As of or For the Years Ended December 31, June 30, 2018 June 30, 2017 June 30, 2018 June 30, 2017 2017 2016 2015 2014 Tangible book value Total assets $           6,510,233  $           5,669,417  $           6,510,233  $           5,669,417  $         5,704,380  $         5,063,585  $         4,361,779  $         3,969,047  Less: Goodwill                     (3,297)                     (3,297)                     (3,297)                      (3,297)                   (3,297)                   (3,297)                   (3,297)                   (3,297) Less: Total liabilities             (5,948,053)             (5,253,131)             (5,948,053)              (5,253,131)           (5,154,635)           (4,659,210)           (3,990,480)           (3,619,539) Tangible book  value  $               558,883  $               412,989  $               558,883  $               412,989  $            546,448  $            401,078  $            368,002  $            346,211  Pro forma Items (2)      Actual/ Pro forma provision for income tax      Net income before income taxes $                 15,754  $                 19,575  $                 31,031  $                 32,295  $               65,231  $               53,940  $               36,639  $               35,721       Effective tax rate 29% 42% 28% 42% 42% 42% 42% 42%      Actual/ Pro forma provision for income taxes  $                   4,528  $                   8,222  $                   8,703  $                 13,564  $               27,397  $               22,655  $               15,388  $               15,003       Actual/ Pro forma net income      Net income before income taxes $                 15,754  $                 19,575  $                 31,031  $                 32,295  $               65,231  $               53,940  $               36,639  $               35,721       Actual/ Pro forma provision for income taxes                       4,528                        8,222                        8,703                      13,564                   27,397                   22,655                   15,388                   15,003       Actual/ Pro forma net  income  $                 11,226  $                 11,353  $                 22,328  $                 18,731  $               37,834  $               31,285  $               21,251  $               20,718       Actual/ Pro forma ratios and per share data      Actual/ Pro forma net income (numerator) $                 11,226  $                 11,353  $                 22,328  $                 18,731  $               37,834  $               31,285  $               21,251  $               20,718       Average assets (denominator)               6,310,087                5,517,404                6,080,693                 5,345,749             5,485,832             4,676,676             4,040,381             3,796,649       Actual/ Pro forma return on average assets 0.71% 0.82% 0.73% 0.70% 0.69% 0.67% 0.53% 0.55%      Average stockholders' equity (denominator) $               560,961  $               411,176  $               558,823  $               410,318  $            425,698  $            390,318  $            359,359  $            343,412       Actual/ Pro forma return on average stockholders' equity 8.00% 11.04% 7.99% 9.13% 8.89% 8.02% 5.91% 6.03%      Weighted average shares outstanding ‐ diluted (denominator)            56,820,076             42,000,000             56,787,615              42,000,000           42,957,936           42,000,000           42,000,000           42,000,000       Actual/ Pro forma earnings per share—diluted  $                      0.20  $                      0.27  $                      0.39  $                      0.45  $                   0.88  $                   0.74  $                   0.51  $                   0.49  (1) Unaudited (2) Prior to January 1, 2018, we calculate our pro forma net income, earnings per share, return on average assets, return on average equity and return on average tangible equity by adding back our franchise S Corporation  tax to net income, and using a combined C Corporation effective tax rate for Federal and California income taxes of 42%.  This calculation reflects only the change in our status as an S Corporation and does not give effect  to any other transaction.  For the three months  and six months ended June 30, 2018, our actual provision for income taxes is used for comparative purposes.  32

Non‐GAAP Reconciliation ($ in 000’s) (1)  (1) As of or for the Six Months Ended June 30, 2018 June 30, 2017 June 30, 2018 June 30, 2017 2017 2016 2015 2014 Efficiency ratio As of or For the Three Months Ended  As of or For the Years Ended December 31, Noninterest expense (numerator)  $                 14,922  $                 14,840  $                 29,635  $                 29,542  $               56,544  $               61,242  $               62,339  $               61,886  Net interest income $                 31,159  $                 27,733  $                 61,624  $                 54,582  $            110,895  $               94,594  $               84,879  $               93,968  Noninterest income                          817                            201                        1,842                         1,083                     7,508                     7,885                     7,644                     3,676  Operating revenue (denominator)  $                 31,976  $                 27,934  $                 63,466  $                 55,665  $            118,403  $            102,479  $               92,523  $               97,644  Efficiency ratio 46.7% 53.1% 46.7% 53.1% 47.8% 59.8% 67.4% 63.4% Tangible assets Total assets $           6,510,233  $           5,669,417  $           6,510,233  $           5,669,417  $         5,704,380  $         5,063,585  $         4,361,779  $         3,969,047  Less: Goodwill                     (3,297)                     (3,297)                     (3,297)                     (3,297)                   (3,297)                   (3,297)                   (3,297)                   (3,297) Tangible assets  $           6,506,936  $           5,666,120  $           6,506,936  $           5,666,120  $         5,701,083  $         5,060,288  $         4,358,482  $         3,965,750  Tangible stockholders' equity to tangible assets Tangible book value (numerator) $               558,883  $               412,989  $               558,883  $               412,989  $            546,448  $            401,078  $            368,002  $            346,211  Tangible assets  (denominator)               6,506,936                5,666,120                6,506,936                 5,666,120             5,701,083             5,060,288             4,358,482             3,965,750  Tangible stockholders' equity to tangible assets 8.6% 7.3% 8.6% 7.3% 9.6% 7.9% 8.4% 8.7% (1) Unaudited 33